UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2008

SILVER STATE BANCORP
(Exact name of Registrant as Specified in Charter)

Nevada	001-33592	88-0456212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O KOLESAR & LEATHAM, CHTD.,
RESIDENT AGENT OF SILVER STATE BANCORP
3320 WEST SAHARA AVE., SUITE 380
LAS VEGAS, NV 89102

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (702) 362-7800

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.	Bankruptcy or Receivership.

On Friday, September 5, 2008, Silver State Bank (the “Bank”), the wholly-owned subsidiary and principal asset of Silver State Bancorp (the “Company”), was closed by the State of Nevada, Department of Business and Industry, Financial Institutions Division (the “Division) and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of the Bank.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2008, the Company received a letter from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company no longer complies with the minimum $10 million in stockholder’s equity requirement for continued listing on the Nasdaq Global Select Market under  Nasdaq Marketplace Rule 4450(a)(3).  In addition, in light of the events described above, Nasdaq expressed concerns about the Company’s ability to sustain compliance with other requirements for continued listing on Nasdaq as well as the residual equity interest of the Company’s common stock holders. As a result, Nasdaq notified the Company that the Company’s securities will be delisted from Nasdaq.

The Company does not intend to appeal Nasdaq’s decision to delist the Company’s common stock.  Therefore,  trading in the Company’s common stock will be suspended at the opening of business on September 10, 2008 and Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq. In addition, trading in the Company’s common stock has been halted by Nasdaq starting on Monday, September 8, 2008 and will remain so up to the suspension date.

Although the Company’s securities will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets,” the securities may become eligible if a market maker makes an application to register the Company’s securities and such application is cleared.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2008, Michael J. Thorell resigned as acting Chief Executive Officer and President of the Company, effective immediately. In addition, on the same date, Mark S. Bosco, resigned as a director of the Company, effective immediately.

Copies of the press releases issued by the Company on September 8, 2008 and September 9, 2008 regarding the foregoing events are filed as Exhibits 99.1 and 99.2 to this current report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1   Press release of Silver State Bancorp dated September 8, 2008.

Exhibit 99.2   Press release of Silver State Bancorp dated September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

	By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer and Chief Operating Officer

Dated: September 9, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Silver State Bancorp dated September 8, 2008
99.2	Press release of Silver State Bancorp dated September 9, 2008